UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 23, 2004

Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas Texas	75254

(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment to Stock Purchase Agreement
Promissory Note
Security Agreement
Right of First Refusal Agreement
Schedule Identifying Agreements Identical to Exhibit 10.4.1
Option to Purchase
Schedule Identifying Agreements Identical to Exhibit 10.5.1
Management Agreement
Schedule Identifying Agreements Identical to Exhibit 10.6.1
Management and Marketing Agreement
First Amendment & Extension to Management and Marketing Agreement
Management Agreement - August 16, 1996
Management Agreement - December 1, 2003
Management Services Agreement
Management Agreement - September 1, 1991
Amendment to Management Agreement
Management and Marketing Agreement
Press Release
Slideshow Presentation

Item 7.01 Regulation FD Disclosure.

A.	Press Release Announcing the Completion of the Acquisition of CGI Management, Inc.

     On August 23, 2004, Capital Senior Living Corporation announced that it had completed its previously announced transaction with The Covenant Group of Texas, Inc. to acquire all of the outstanding stock of Covenant’s wholly owned subsidiary, CGI Management, Inc. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

B.	Slide Show Presentation

     Attached hereto as Exhibit 99.2 is a slideshow presentation of Capital Senior Living Corporation, a Delaware corporation (the “Company”). By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this slideshow that become untrue because of new information, subsequent events or otherwise.

9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

10.1	Amendment to Stock Purchase Agreement, dated August 17, 2004, by and between Covenant Group of Texas, Inc. and Capital Senior Management 1, Inc.

10.2	Promissory Note, dated August 18, 2004, by Capital Senior Management 1, Inc. in favor of Covenant Group of Texas, Inc.

10.3	Security Agreement, dated as of August 18, 2004, by and between Covenant Group of Texas, Inc. and Capital Senior Management 1, Inc.

10.4.1	Right of First Refusal Agreement, dated August 18, 2004, by and between Covenant Place of Abilene, Inc. and Capital Senior Living Acquisition, LLC

10.4.2	Schedule identifying substantially identical agreements to Exhibit 10.4.1

10.5.1	Option to Purchase, dated as of August 18, 2004, by and between Covenant Place of Abilene, Inc. and Capital Senior Living Acquisition, LLC

10.5.2	Schedule identifying substantially identical agreements to Exhibit 10.5.1

10.6.1	Management Agreement, dated as of August 18, 2004, by and between Covenant Place of Waxahachie, Inc. and CGI Management, Inc.

10.6.2	Schedule identifying substantially identical agreements to Exhibit 10.6.1

10.7.1	Management and Marketing Agreement, dated August 20, 1995, by and between Sunnybrook Estates, Inc. and CGI Management, Inc.

10.7.2	First Amendment & Extension to Management and Marketing Agreement, dated June 18, 2003, by and between Sunnybrook Estates, Inc. and CGI Management, Inc.

10.8	Management Agreement, dated August 16, 1996, by and Harding Place, Inc. and The Covenant Group, Inc.

10.9	Management Agreement, dated as of December 1, 2003, between Grand Prairie Housing Finance Corporation and CGI Management, Inc.

10.10	Management Services Agreement, dated as of December 1, 2000, between CGI Management, Inc. and GF/Arlington, Inc.

10.11.1	Management Agreement, dated September 1, 1991, by and between The Covenant Group, Inc. and Tealridge Manor Corporation

10.11.2	Amendment to Management Agreement, dated as of August 1, 2001, by and between Tealridge Manor Corporation and CGI Management, Inc.

10.12	Management and Marketing Agreement, dated April 1, 1998, by and between Southern Senior Services and CGI Management, Inc.

     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:

99.1	Press Release dated August 23, 2004

99.2	Capital Senior Living Corporation slideshow presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2004	Capital Senior Living Corporation
	By:	/s/ Ralph A. Beattie
	Name:	Ralph A. Beattie
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Name
10.1	Amendment to Stock Purchase Agreement, dated August 17, 2004, by and between Covenant Group of Texas, Inc. and Capital Senior Management 1, Inc.

10.2	Promissory Note, dated August 18, 2004, by Capital Senior Management 1, Inc. in favor of Covenant Group of Texas, Inc.

10.3	Security Agreement, dated as of August 18, 2004, by and between Covenant Group of Texas, Inc. and Capital Senior Management 1, Inc.

10.4.1	Right of First Refusal Agreement, dated August 18, 2004, by and between Covenant Place of Abilene, Inc. and Capital Senior Living Acquisition, LLC

10.4.2	Schedule identifying substantially identical agreements to Exhibit 10.4.1

10.5.1	Option to Purchase, dated as of August 18, 2004, by and between Covenant Place of Abilene, Inc. and Capital Senior Living Acquisition, LLC

10.5.2	Schedule identifying substantially identical agreements to Exhibit 10.5.1

10.6.1	Management Agreement, dated as of August 18, 2004, by and between Covenant Place of Waxahachie, Inc. and CGI Management, Inc.

10.6.2	Schedule identifying substantially identical agreements to Exhibit 10.6.1

10.7.1	Management and Marketing Agreement, dated August 20, 1995, by and between Sunnybrook Estates, Inc. and CGI Management, Inc.

10.7.2	First Amendment & Extension to Management and Marketing Agreement, dated June 18, 2003, by and between Sunnybrook Estates, Inc. and CGI Management, Inc.

10.8	Management Agreement, dated August 16, 1996, by and Harding Place, Inc. and The Covenant Group, Inc.

10.9	Management Agreement, dated as of December 1, 2003, between Grand Prairie Housing Finance Corporation and CGI Management, Inc.

10.10	Management Services Agreement, dated as of December 1, 2000, between CGI Management, Inc. and GF/Arlington, Inc.

10.11.1	Management Agreement, dated September 1, 1991, by and between The Covenant Group, Inc. and Tealridge Manor Corporation

10.11.2	Amendment to Management Agreement, dated as of August 1, 2001, by and between Tealridge Manor Corporation and CGI Management, Inc.

10.12	Management and Marketing Agreement, dated April 1, 1998, by and between Southern Senior Services and CGI Management, Inc.

     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:

99.1	Press Release dated August 23, 2004

99.2	Capital Senior Living Corporation slideshow presentation